Exhibit 10.8

FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT DATED JANUARY 31, 2020

THIS FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT DATED JANUARY 31, 2020, (this “Fourth Amendment”) is entered into as of this 30 day of July, 2021 (the “Effective Date”), by and among Gerber Finance Inc., a New York corporation (“Lender”) EdgeBuilder, Inc., a Delaware Corporation and Glenbrook Building Supply, Inc., a Delaware corporation (individually, “Initial Borrower”) and, collectively, if more than one, the “Initial Borrowers”), and together with each other Person which, on or subsequent to the Closing Date, agrees in writing to become a “Borrower” hereunder, herein called, individually, a “Borrower” and, collectively, the “Borrowers,” and pending the inclusion by written agreement of any other such Person, besides each Initial Borrower, as a “Borrower” hereunder, all references herein to “Borrowers,” “each Borrower,” the “applicable Borrower,” “such Borrower” or any similar variations thereof (whether singular or plural) shall all mean and refer to the Initial Borrower or each one of them collectively) and Star Real Estate Holdings USA, Inc., a Delaware corporation, 300 Park Street, LLC, a Delaware limited liability company, 947 Waterford Road, LLC, a Delaware limited liability company, 56 Mechanic Falls Road, LLC, a Delaware limited liability company, ATRM Holdings, Inc., a Minnesota corporation, KBS Builders, Inc., a Delaware corporation, and Star Equity Holdings, Inc., a Delaware corporation, a Delaware corporation (individually or collectively, as the context may require, “Guarantor”).

RECITALS

A.    Lender and Borrowers entered into a Loan and Security Agreement dated as of January 31, 2020, as amended by (i) First Amendment to Loan and Security Agreement dated March 5, 2020 and (ii) Second Amendment to Loan and Security Agreement dated July 1, 2020 and (iii) Third Amendment to Loan and Security Agreement dated February 26, 2021 (as further amended, modified, restated or supplemented from time to time, the “Loan Agreement”).

B.    The Loans are secured by, among other things, Guarantor’s guaranty by its execution of the Loan Agreement as a Corporate Credit Party (“Guaranty”).

C.    ATRM Holdings, Inc. has executed an Amended and Restated Subordination Agreement dated January 31, 2020 and is a Subordinated Lender as defined in the Loan Agreement.

D.    Lone Star Co-Invest I, LP has executed an Amended and Restated Subordination Agreement dated January 31, 2020; Lone Star Value Management, LLC has executed an Amended and Restated Subordination Agreement dated January 31, 2020; each is no longer a Subordinated Lender as defined in the Loan Agreement and their respective Subordination Agreements are being cancelled and replaced by an Amended and Restated Subordination Agreement of even date executed by Star Equity Holdings, Inc., which has retired the underlying debt or otherwise agreed to replace Lone Star Co-Invest I, LP and Lone Star Value Management, LLC as a Subordinated Lender.

E.    Star Procurement, LLC has executed an Amended and Restated Subordination Agreement dated January 31, 2020 and is a Subordinated Lender as defined in the Loan Agreement.

F.    Lender has consented to the payment in full by Borrowers of all of their obligations to Premier Bank; and Borrowers have provided evidence that Premier Bank has filed UCC Amendments terminating all security interests in the assets of the Borrowers including but not limited to #20174273543 and #20174273394.

G.    Borrowers have executed an Amended and Restated Note in the maximum principal amount of $4,000,000 contemporaneously herewith and in consideration of this Fourth Amendment.

H.    The parties wish to clarify their rights and duties to one another as set forth in the Credit Documents.

NOW, THEREFORE, in consideration of the covenants and agreements set forth herein, in consideration of the Recitals above which are incorporated into and made a part of this Fourth Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENTS

1.    Lender, Borrowers and Guarantor reaffirm consent and agree to all of the terms and conditions of the Credit Documents defined in the Loan Agreement as binding, effective and enforceable according to their stated terms, except to the extent that such Credit Documents are hereby expressly modified by this Fourth Amendment.

2.    In the case of any ambiguity or inconsistency between the Credit Documents and this Fourth Amendment, the language and interpretation of this Fourth Amendment is to be deemed binding and paramount.

3.    The Credit Documents (and any exhibits thereto) are hereby amended as follows:

As to the Loan Agreement:

A. Section 1.1 Definitions are hereby amended to read as follows:

“Inventory Availability” means the amount of Revolving Credit Advances against Eligible Inventory Lender may from time to time make available to Borrowers up to the lesser of (a) $700,000 for each Borrower, or (b) up to fifty percent (50%) of the value of Borrowers’ Eligible Inventory (calculated on the basis of the lower of cost or market, on a first-in first-out basis) with a sublimit of up to the lesser of (x) $100,000 or (y) up to twenty- five (25%) percent of the value of Borrowers’ otherwise Eligible Inventory consisting of windows or doors (calculated on the basis of the lower of cost or market, on a first-in first-out basis), held by Borrowers for not more than thirty (30) days, or (c) the amount of Accounts Availability.

“Maximum Revolving Amount” means $4,000,000.

“Note” means the Amended and Restated Promissory Note of Borrowers executed in favor of Lender substantially in the form of Exhibit A.

“Subordinated Lender” means collectively, any Person who enters into a Subordination Agreement with Lender with respect to amounts owed by any Credit Party to such Subordinated Lender, including but not limited to Star Procurement, Inc., Star Equity Holdings, Inc., and ATRM Holdings, Inc.”

4.    The Borrowers’ failure to comply with the “Minimum EBITDA” and “Net Operating Loss” financial covenants on Schedule III of the Loan Agreement as of June 30, 2021 constitute Events of Default under the Loan Agreement. Lender hereby agrees to grant a waiver thereof provided, however, that this waiver does not constitute (i) a modification or an alteration of any of the terms, conditions or covenants of the Loan Agreement or any Credit Documents, all of which remain in full force and effect, or (ii) a waiver, release or limitation upon Lender’s exercise of any of its rights and remedies thereunder, all of which are hereby expressly reserved, or (iii) a waiver of compliance with Schedule III for any other period or purpose. This waiver does not relieve or release the Borrowers in any way from any of the other respective duties, obligations, covenants or agreements under the Loan Agreement or the other Credit Documents or from the consequences of any other Event of Default thereunder, except as expressly described above. This waiver does not obligate Lender, or be construed to require Lender, to waive any other Event of Default or defaults, whether now existing or which may occur after the date of this waiver.

5.    Capitalized terms used in this Fourth Amendment which are not otherwise defined herein have the meaning ascribed thereto in the Credit Documents.

6.    The parties agree to sign, deliver and file any additional documents and take any other actions that may reasonably be required by Lender including, but not limited to, affidavits, resolutions, or certificates for a full and complete consummation of the matters covered by this Fourth Amendment.

7.    Each of Borrowers, Guarantor and the Credit Parties on behalf of itself and its affiliates, heirs, successors and assigns (collectively, “Releasing Parties”), hereby releases and forever discharges Lender, any trustee of the Loans, any servicer of the Loans, each of their respective predecessors-in-interest and successors and assigns, together with the officers, directors, partners, employees, investors, certificate holders and agents of each of the foregoing (collectively, the “Lender Parties”), from all debts, accountings, bonds, warranties, representations, covenants, promises, contracts, controversies, agreements, claims, damages, judgments, executions, actions, inactions, liabilities, demands or causes of action of any nature, at law or in equity, known or unknown, which such Releasing Party has or had prior to and including the date hereof relating in any manner whatsoever to matters arising out of: (a) the Loans, including, without limitation, its funding, administration and servicing; (b) the Credit Documents; or (c) any reserve and/or escrow balances held by Lender or any servicers of the Loans.

8.    Borrowers, Guarantor and the Credit Parties, jointly and severally, agree to reimburse, defend, indemnify and hold Lender harmless from and against any and all liabilities, claims, damages, penalties, reasonable expenditures, losses or charges (including, but not limited to, all reasonable legal fees and court costs), which may now or in the future be undertaken, suffered, paid, awarded, assessed or otherwise incurred as a result of or arising out of any fraudulent conduct of Borrowers, Guarantor or any Credit Party in connection with the Credit Documents or of any breach of any of the representations or warranties made in any material respect.

9.    This Fourth Amendment is binding upon, inures to the benefit of, and is enforceable by the heirs, personal representatives, successors and assigns of the parties. This Fourth Amendment is not assignable by a Borrower or Guarantor without the prior written consent of Lender.

10.    To the extent that any provision of this Fourth Amendment is determined by any court or legislature to be invalid or unenforceable in whole or part either in a particular case or in all cases, such provision or part thereof is to be deemed surplusage. If that occurs, it does not have the effect of rendering any other provision of this Fourth Amendment invalid or unenforceable. This Fourth Amendment is to be construed and enforced as if such invalid or unenforceable provision or part thereof were omitted.

11.    This Fourth Amendment may only be changed or amended by a written agreement signed by all of the parties hereto. By the execution of this Fourth Amendment, Lender is not to be deemed to consent to any future renewal or extension of the Loans. This Fourth Amendment is deemed to be part of and integrated into the Credit Documents.

12.    THIS FOURTH AMENDMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO THE CONTRACTS MADE AND PERFORMED IN SUCH STATE WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

13.    The parties to this Fourth Amendment acknowledge that each has had the opportunity to consult independent counsel of their own choice, and that each has relied upon such counsel's advice concerning this Fourth Amendment, the enforceability and interpretation of the terms contained in this Fourth Amendment and the consummation of the transactions and matters covered by this Fourth Amendment.

14.    Borrowers agree to pay all attorneys’ fees and other costs incurred by Lender or otherwise payable in connection with this Fourth Amendment (in addition to those otherwise payable pursuant to the Credit Documents), which fees and costs are to be paid as of the date hereof. Borrowers also agree to pay a fee of $5,000 to Lender as of the date hereof on account of the covenant waivers in Paragraph No. 4 hereof.

15.    This Fourth Amendment may be executed in any number of counterparts, each of which when so executed is deemed to be an original and all of which taken together constitute but one and the same agreement. Delivery of an executed counterpart of this Fourth Amendment by facsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Fourth Amendment. Any party delivering an executed counterpart of this Fourth Amendment by facsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Fourth Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Fourth Amendment.

16.    BORROWERS, GUARANTOR, EACH OF THE CREDIT PARTIES AND LENDER EACH HEREBY AGREES NOT TO ELECT A TRIAL BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS FOURTH AMENDMENT, THE CREDIT DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER.

[Signatures appear on the following pages]

IN WITNESS WHEREOF, the undersigned have caused this Fourth Amendment to be executed as of the Effective Date.

LENDER:

GERBER FINANCE, INC.

By: /s/ Kevin McGarry
Name: Kevin McGarry
Title: Chief Credit Officer

BORROWER:

EDGEBUILDER, INC.

By: /s/ Ron Schumacher
Name: Ron Schumacher
Title: Executive Chairman

GLENBROOK BUILDING SUPPLY, INC.

By: /s/ Ron Schumacher
Name: Ron Schumacher
Title: Executive Chairman

[Signatures to Fourth Amendment to Loan and Security Agreement dated January 31, 2020 --signatures continued on following page]

(signatures continued from previous page)

GUARANTOR:

STAR REAL ESTATE HOLDINGS USA, INC.

By: /s/ David J. Noble
Name: David J. Noble
Title: President and Chief Executive Officer

300 PARK STREET, LLC

By: /s/ David J. Noble
Name: David J. Noble
Title: President and Chief Executive Officer

947 WATERFORD ROAD, LLC

By: /s/ David J. Noble
Name: David J. Noble
Title: President and Chief Executive Officer

56 MECHANIC FALLS ROAD, LLC

By: /s/ David J. Noble
Name: David J. Noble
Title: President and Chief Executive Officer

ATRM HOLDINGS, INC.

By: /s/ David J. Noble
Name: David J. Noble
Title: President and Chief Executive Officer

KBS BUILDERS, INC.

By: /s/ Matthew Mosher
Name: Matthew Mosher
Title: General Manager

STAR EQUITY HOLDINGS, INC.

By: /s/ Jeffrey E. Eberwein
Name: Jeffrey E. Eberwein
Title: Executive Chairman

[End of Signatures to the Fourth Amendment to Loan and Security Agreement dated January 31, 2020]

CONSENTS TO FOURTH AMENDMENT
TO LOAN AND SECURITY AGREEMENT DATED JANUARY 31, 2020

We hereby consent and agree to the attached terms of the Fourth Amendment to Loan and Security Agreement dated January 31, 2020.

STAR EQUITY HOLDINGS, INC.
(as Creditor pursuant to Amended and Restated Subordination Agreement dated July 30, 2021)

By: /s/ Jeffrey E. Eberwein
Name: Jeffrey E. Eberwein
Title: Executive Chairman

STAR PROCUREMENT, LLC
(as Creditor pursuant to Amended and Restated Subordination Agreement dated January 31, 2020)

By: /s/ David J. Noble
Name: David J. Noble
Title: Manager

[End of Signature Page to Consents to Fourth Amendment to Loan and Security Agreement Dated January 31, 2020]